HIGH INCOME

                              Opportunity Fund Inc.

                               [GRAPHIC OMITTED]

                                                     Quarterly Report
                                                     December 31, 1997

High Income Opportunity Fund Inc.

Dear Shareholder:

We are pleased to provide the first quarter report for the High Income Opportunity Fund Inc. ("Fund") for the three months ended December 31, 1997. Over the past three months, the Fund paid income dividends totaling $0.32 per share. The table below shows the annualized distribution rate and three month total return for the Fund based on its December 31, 1997 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

                  Price               Annualized           Three-Month
                Per Share          Distribution Rate      Total Return
                ---------          -----------------      ------------
              $12.24 (NAV)               9.12%                1.04%
              $12.50 (NYSE)              8.92%                3.65%

In light of the more challenging economic environment, we have maintained a more conservative credit posture in the Fund's portfolio emphasizing stronger credits that have less default risk.

The Fund generated a total return of 1.04% for the past three months and 12.96% for the past twelve months, based on NAV. The three-month total return was below the average three-month total return of 1.32% for closed-end high-yield bond funds as reported by Lipper Analytical Services Inc., an independent fund performance tracking organization. On a twelve-month basis, the High Income Opportunity Fund's performance was below its Lipper peer group average of 13.95%.

During 1997 the more speculative high yield bonds generated stronger performance than the more conservative issues held in the High Income Opportunity Fund. In addition, because a significant number of closed-end high yield funds are leveraged, they tend to generate somewhat stronger performance returns than the unleveraged High Income Opportunity Fund in bond market rallies. As a result, the overall average performance returns for closed-end high yield bond funds as reported by Lipper tend to be overstated in strong market rallies. However, in market declines such as what occurred in 1994, the leveraged funds suffer much greater principal losses than the unleveraged High Income Opportunity Fund. Despite the Fund's more conservative bond credit quality and unleveraged position, it generated competitive performance returns with similar unleveraged closed-end high yield funds during the last three- and 12-month periods.

Market and Economic Overview

The high yield bond market generated relatively strong performance throughout 1997 with total returns in excess of about 13% compared to the roughly 6% to 11% returns for intermediate U.S. Treasurys (i.e., maturities of less than 10 years) and investment grade corporate bonds and roughly 12% to 14% for long term U.S. Treasurys (10 or more years) and investment grade corporate bonds.

The Fund generated competitive total returns within that range for 1997. Within the high yield bond market, the lower quality issues generated the strongest total returns in 1997 (i.e., a roughly 16% range). This was not surprising given the strong performance of the domestic stock market. The lower-quality segment of the high yield bond market tends to be more closely correlated to the domestic stock market than the higher-quality segments of the high yield bond market.

The high yield bond market began to underperform U.S. Treasurys in the fourth quarter of 1997 as fears of an economic slowdown and lower corporate profits caused high yield bond premiums to increase versus the U.S. Treasury market. The greatest underperformance in the fourth quarter was among the lower-quality issues. In periods of increasing economic uncertainty, the lower-quality segments of the high yield bond market generally underperform because of their greater vulnerability to weaker economic conditions. The more interest-rate sensitive higher quality issues generated the strongest total returns as general interest rates declined.

By the start of the fourth quarter, the crisis in Asia had taken center stage with severe currency and financial market declines in a number of Asian countries potentially threatening economic stability not only in the Far Eastern region, but throughout the world. Asia represents more than 25% of world economic output and is a significant producer and consumer of a large number of products and services. Consequently, there was a dramatic increase in market volatility in the fourth quarter, especially in the stock markets both domestically and abroad. Many investors began to invest more aggressively in U.S. Treasurys that are viewed as the ultimate safe haven during periods of economic uncertainty. Despite this increasing uncertainty over economic growth and corporate profitability, the domestic stock market had another strong year with total returns in the 25% to 33% range.

In 1997, the domestic high yield bond market responded favorably to the strength in the domestic stock and U.S. Treasury markets. During the year, a total of approximately $19 billion of new money flowed into open-end high yield bond funds. In addition, there was higher demand for high-yield bonds from insurance companies and pension funds. The overall demand was significant enough to absorb a record total of over $120 billion of new high yield issues. Given this record new issuance, the high yield bond market now totals more than $450 billion in size, representing a meaningful 25% of the entire domestic corporate bond market.

Portfolio Strategy

We continue to believe that U.S. economic growth remains mixed and that many consumer-sensitive sectors will continue to experience fierce price competition. In addition, the significant problems in Asia could also put severe pressure on commodity goods prices as troubled Asian companies attempt to increase their exports to the rest of the world to make up for the expected economic declines in their own region. We also believe that a slowdown in overall world economic growth is inevitable as the severe economic decline in Asia sharply reduces demand for U.S. and European products. Consequently, the first half of 1998 could see a slight increase in default rates among certain high yield bonds, especially those of weaker more vulnerable companies that are having difficulty competing.

We will continue to avoid the sectors of the economy that are adversely affected by weak consumer spending trends as well as heavy pricing competition. In addition, we also plan to maintain our emphasis on sectors that are experiencing strong growth such as telecommunications, media, and cable television. Moreover, we expect to be overweighted in stronger rated "B" and "BB" credits and avoid the weaker lower tier issues that are generally in the "CCC/Caa" rating category. We are more committed then ever to our conservative credit investment strategy because of the higher risks and greater uncertainly in the world's financial markets.

Market Outlook

We believe the financial markets will remain choppy as investors continue to sort out the potential negative impact on world economic growth from the large declines in both the currencies and financial assets of the emerging markets in Asia and Latin America.

We appreciate your past support and look forward to achieving competitive investment results in 1998. Should you have any questions about your investment in the Fund, please call the Shareholder Services Group at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon                 /s/ John C. Bianchi, CFA

Heath B. McLendon                     John C. Bianchi, CFA
Chairman                              Vice President

January 29, 1998

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            December 31, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING                   SECURITY                         VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 92.5%
================================================================================

Aerospace/Defense -- 1.1%

$ 8,275,000    BB     Airplanes Pass Through Trust, Corporate
                        Collateralized Mortgage Obligation,
                        Series D, 10.875% due 3/15/19$                 9,309,541
--------------------------------------------------------------------------------

Banks/Savings and Loans -- 4.8%

  4,250,000    B      Amresco Inc., Sr. Notes, 10.000% due 3/15/04     4,420,000
 13,150,000    B      First Nationwide Holdings, Sr. Notes,
                        12.500% due 4/15/03                           14,991,000
                      Netia Holdings B.V., Company Guaranteed Notes:
  3,400,000    NR       10.250% due 11/1/07+                           3,221,500
  1,250,000    NR       Step bond to yield 11.115% due 11/1/07+          714,063
  5,500,000    B+     Ocwen Capital Corp., Sr. Notes, 11.875%
                        due 8/1/27                                     5,960,625
  3,400,000    B+     Ocwen Financial Corp., Sr. Notes, 11.875%
                        due 10/1/03                                    3,833,500
  5,500,000    BBB+   SIG Capital Trust, Company Guaranteed,
                        9.500% due 8/15/27                             5,596,250
  2,550,000    BB-    Veritas Capital Trust, Company Guranteed,
                        10.000% due 1/2/28                             2,601,000
--------------------------------------------------------------------------------
                                                                      41,337,938
--------------------------------------------------------------------------------

Broadcasting/TV, Cable and Radio -- 12.4%

                      Cablevision Systems Corp., Sr. Sub.
                        Debentures:
 15,725,000    B        9.875% due 2/15/13                            17,415,437
  5,525,000    B        10.500% due 5/15/16                            6,436,625
  2,150,000    B        9.875% due 4/1/23                              2,381,125
                      Century Communications, Sr. Notes:
  4,900,000    BB-      8.750% due 10/1/07                             5,010,250
  1,350,000    BB-      8.375% due 12/15/07                            1,353,375
  7,950,000    B      Comcast UK Cable, Sr. Unsecured Discount
                        Debentures, step bond to yield 11.535%
                        due 11/15/07                                   6,528,938
                      Marcus Cable Capital Corp., Sr. Discount
                        Notes:
  4,100,000    B        Step bond to yield 11.210% due 8/1/04          3,813,000
  2,590,000    B        Step bond to yield 12.748% due 12/15/05        2,246,825
                      Rogers Cablesystems, Sr. Secured Second
                        Priority:
  4,000,000    BB+      Debentures, 10.000% due 3/15/05                4,430,000
  4,400,000    BB+      Debentures, 10.000% due 12/1/07                4,840,000
 11,195,000    BB-      Sr. Sub. Debentures, 11.000% due 12/1/15      12,986,200
  4,950,000    BB-    Rogers Communications, Sr. Debentures,
                        10.875% due 4/15/04                            4,962,375
                      TV Azteca SA De CV, Sr. Sub. Notes:
  2,900,000    B+       10.125% due 2/15/04                            3,001,500
  3,625,000    B+       10.500% due 2/15/07                            3,779,063
                      United International Holdings Inc.,
                        Australia/Pacific, Sr. Discount
                        Debentures:
  2,625,000    B3*    Step bond to yield 12.775% due 5/15/06+          1,798,125
 12,200,000    B3*    Step bond to yield 13.912% due 5/15/06           8,357,000
                      United International Holdings Inc., Sr.
                        Secured Discount Notes:
  3,950,000    B-     Zero coupon bond to yield 11.910% due
                        11/15/99                                       3,239,000
  6,875,000    B-     Zero coupon bond to yield 12.420% due
                        11/15/99                                       5,637,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 December 31, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING                   SECURITY                         VALUE
================================================================================

Broadcasting/TV, Cable and Radio -- 12.4% (continued)

$ 4,250,000    BB+    Videotron Holdings PLC,
                        Sr. Sub. Notes, 10.250% due 10/15/02        $  4,462,500
  2,600,000    BB+    Videotron (Le Groupe), Sr. Notes, 10.625%
                        due 2/15/05                                    2,908,750
  4,600,000    B-     Wireless One Inc., Sr. Notes, 13.000% due
                        10/15/03                                       2,024,000
--------------------------------------------------------------------------------
                                                                     107,611,588
--------------------------------------------------------------------------------

Building/Construction -- 0.4%

  3,825,000    NR     CIA Latino Amerivana, Company Guaranteed,
                        11.625% due 6/1/04                             3,825,000
--------------------------------------------------------------------------------

Chemicals -- 0.9%

  5,000,000    B      NL Industries, Sr. Secured Notes, 11.750%
                        due 10/15/03                                   5,550,000
  1,800,000    B+     Terra Industries, Inc., Sr. Notes,
                        10.500% due 6/15/05                            1,939,500
--------------------------------------------------------------------------------
                                                                       7,489,500
--------------------------------------------------------------------------------

Consumer Durables -- 0.5%

                      CLN Holdings Inc:
  5,800,000    B      Zero coupon bond to yield 11.410% due
                        5/15/01                                        3,857,000
    700,000    B      Zero coupon bond to yield 12.580% due
                        5/15/01                                          421,750
--------------------------------------------------------------------------------
                                                                       4,278,750
--------------------------------------------------------------------------------

Diversified/Conglomerate Manufacturing -- 3.2%

  3,875,000    B3*    Interlake Corp., Sr. Sub. Notes, 12.125%
                        due 3/1/01                                     4,025,156
  4,950,000    BBB    Intertek Finance, 10.250% due 11/1/06            5,185,125
  4,475,000    B+     Park-Ohio Industries, Sr. Sub. Notes,
                        9.250% due 12/1/07+                            4,592,469
  8,250,000    B-     Terex Corp., Sr. Sub. Notes, 13.250% due
                        5/15/02                                        9,425,625
  4,350,000    B      Unifrax Investment Corp., Sr. Notes,
--------------------------------------------------------------------------------
                                                                      27,730,625
--------------------------------------------------------------------------------

Diversified/Conglomerate Services -- 1.0%

  2,900,000    B-     Alvey Systems Inc., Sr. Sub. Notes,
                        11.375% due 1/31/03                            3,030,500
  4,675,000    B-     Outsourcing Solutions, Sr. Sub. Notes,
                        11.000% due 11/1/06                            5,165,875
--------------------------------------------------------------------------------
                                                                       8,196,375
--------------------------------------------------------------------------------

Electric Utilities -- 4.3%

                      AES Corp., Sr. Sub. Notes:
  2,150,000    B+       10.250% due 7/15/06                            2,338,125
  2,300,000    B+       8.375% due 8/15/07                             2,300,000
  7,525,000    B+       8.500% due 11/1/07+                            7,543,813
                      Calpine Corp., Sr. Notes:
  6,675,000    B        10.500% due 5/15/06                            7,275,750
  2,400,000    BB-      8.750% due 7/15/07+                            2,442,000
  3,425,000    BB+    Cleveland Electric, Sr. Notes, 7.430% due
                        11/1/09+                                       3,527,750
  5,525,000    BB+    El Paso Electric Co., First Mortgage,
                        8.900% due 2/1/06                              6,125,844
  1,791,684    BB-    Midland Cogeneration Venture Limited
                        Partnership, Midland Funding,
                        Debentures, Sr. Secured Lease
                        Obligation Bond, Series C, 10.330% due
                        7/23/02                                        1,928,300

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 December 31, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING                   SECURITY                         VALUE
================================================================================
Electric Utilities -- 4.3% (continued)

$ 3,400,000    Ba3*   Niagara Mohawk Power, First Mortgage,
                        7.750% due 5/15/06                         $   3,587,000
--------------------------------------------------------------------------------
                                                                      37,068,582
--------------------------------------------------------------------------------

Electronics/Computers -- 5.8%

  3,100,000    B-     Axiohm Transaction Services, Sr. Sub.
                        Notes, 9.750% due 10/1/07+                     3,154,250
  3,925,000    B      Celestica International, Sr. Sub. Notes,
                        10.500% due 12/31/06                           4,258,625
  7,225,000    B      Fairchild Semiconductor Corp., Sr. Sub.
                        Notes, 10.125% due 3/15/07                     7,640,438
  3,275,000    B      Flextronics International Ltd., Sr. Sub.
                        Notes, 8.750% due 10/15/07+                    3,266,813
  4,725,000    B-     Graphic Controls Corp., Sr. Sub. Notes,
                        12.000% due 9/15/05                            5,280,188
                      Unisys Corp., Sr. Notes:
  7,925,000    B+       12.000% due 4/15/03                            8,975,063
  8,450,000    B+       11.750% due 10/15/04                           9,633,000
  8,000,000    B-     Viasystems Inc., Sr. Sub. Notes, 9.750%
                        due 6/1/07                                     8,270,000
--------------------------------------------------------------------------------
                                                                      50,478,377
--------------------------------------------------------------------------------

Food -- 1.8%

  2,275,000    NR     Ameriserve Food Distributors Company
                        Guaranteed, 8.875% due 10/15/06                2,309,125
  4,575,000    B-     B & G Foods Inc., Sr. Sub. Notes, 9.625%
                        due 8/1/07+                                    4,620,750
  5,975,000    B      Imperial Holly Corp., Sr. Sub. Notes,
                        9.750% due 12/15/07+                           6,012,344
  2,335,000    B-     Van de Kamp Inc., Sr. Sub. Notes, 12.000%
                        due 9/15/05                                    2,591,850
--------------------------------------------------------------------------------
                                                                      15,534,069
--------------------------------------------------------------------------------

Grocery/Convenience Stores -- 0.4%

  4,500,000    B-     Pathmark Stores Inc., Sub. Notes, 12.625%
                        due 6/15/02                                    3,780,000
--------------------------------------------------------------------------------

Health Care -- 3.9%

  4,575,000    B-     Extendicare Health Services, Sr. Sub.
                        Notes, 9.350% due 12/15/07+                    4,689,375
  8,750,000    BB     ICN Pharmaceuticals Inc., Sr. Notes,
                        9.250% due 8/15/05                             9,296,875
  5,625,000    B      Magellan Health Services, Sr. Sub. Notes,
                        11.250% due 4/15/04                            6,257,813
  4,425,000    NR     Pharmaceutical Fine Chemicals, Sr. Sub.
                        Notes, 9.750% due 11/15/07+                    4,491,375
                      Tenet Healthcare Corp., Sr. Sub. Notes:
  4,000,000    BB       8.000% due 1/15/05                             4,075,000
  5,000,000    B+       8.625% due 1/15/07                             5,181,250
--------------------------------------------------------------------------------
                                                                      33,991,688
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 December 31, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING                   SECURITY                         VALUE
================================================================================

Hotel, Casinos and Gaming -- 6.1%

$ 2,350,000    B      Aztar Corp., Sr. Sub. Notes, 13.750% due
                        10/1/04                                      $ 2,696,625
  5,375,000    B-     Courtyard by Marriott, Sr. Secured Notes,
                        10.750% due 2/1/08                             5,912,500
  1,650,000    BB     Grand Casinos Inc., Sr. Sub. Notes,
                        10.125% due 12/1/03                            1,782,000
  1,500,000    Ba3*   HMC Acquisition Properties, Sr. Notes,
                        9.000% due 12/15/07                            1,543,125
                      HMH Properties, Sr. Notes:
 17,550,000    BB-      9.500% due 5/15/05                            18,690,750
  4,350,000    BB-      8.875% due 715/07                              4,589,250
  5,125,000    NR     Mohegan Tribal Gaming Authority, Sr.
                        Secured Notes, 13.500% due 11/15/02            6,630,469
  5,500,000    B      Showboat Inc., Sr. Sub. Notes, 13.000%
                        due 8/1/09                                     6,627,500
  3,850,000    B      Signature Resorts Inc., Sr. Sub. Notes,
                        9.750% due 10/1/07+                            3,888,500
--------------------------------------------------------------------------------
                                                                      52,360,719
--------------------------------------------------------------------------------

Metals/Mining -- 2.7%

  9,350,000    B-     Haynes International Inc., Sr. Notes,
                        11.625% due 9/1/04                            10,787,563
  6,325,000    B-     Kaiser Aluminum and Chemical, Sr. Sub.
                        Notes, 12.750% due 2/1/03                      6,751,938
  2,275,000    B-     Koppers Industry Inc., Sr. Sub. Notes,
                        9.875% due 12/1/07+                            2,343,250
  3,070,000    BB-    UCAR Global Enterprises Inc., Sr. Sub.
                        Notes, 12.000% due 1/15/05                     3,465,263
--------------------------------------------------------------------------------
                                                                      23,348,014
--------------------------------------------------------------------------------

Oil and Natural Gas -- 8.1%

  4,350,000    B      Canadian Forest Oil Ltd., Sr. Sub. Notes,
                        8.750% due 9/15/07+                            4,409,813
                      Clark R & M Inc.:
  1,950,000    BB       Sr. Notes, 8.375% due 11/15/07+                1,964,625
  3,425,000    BB       Sr. Sub. Notes, 8.875% due 11/15/07+           3,459,250
  3,925,000    B-     Coho Energy, Sr. Sub. Notes, 8.875% due
                        10/15/07                                       3,944,625
  8,475,000    B+     Dawson Production Services, Sr. Sub.
                        Notes, 9.375% due 2/1/07                       8,898,750
  3,950,000    Caa*   Deeptech International, Sr. Sub. Notes,
                        12.000% due 12/15/00                           4,211,687
  7,025,000    BB-    Gulf Canada Resources Ltd., Sub.
                        Debentures, 9.625% due 7/1/05                  7,639,687
  3,600,000    B+     Ico Inc., Sr. Notes, 10.375% due 6/1/01          3,870,000
  1,425,000    BB-    J. Ray McDermott SA, Sr. Sub. Notes,
                        9.375% due 7/15/06                             1,530,094
  9,525,000    B+     Parker Drilling, Debentures, 9.750% due
                        11/15/06                                      10,287,000
  4,425,000    BB-    Pride Petroleum, Sr. Sub. Notes, 9.375%
                        due 5/1/07                                     4,767,937
  6,025,000    BB-    Santa Fe Energy Resources, Sr. Sub.
                        Debentures, 11.000% due 5/15/04                6,537,124
  3,675,000    B-     Stone Energy Corp., Sr. Sub. Notes,
                        8.750% due 9/15/07                             3,757,687

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 December 31, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING                   SECURITY                         VALUE
================================================================================

Oil and Natural Gas -- 8.1% (continued)

$ 4,325,000    B      United Meridian Corp., Sr. Sub.
                        Guaranteed Notes, 10.375% due 10/15/05       $ 4,714,250
--------------------------------------------------------------------------------
                                                                      69,992,529
--------------------------------------------------------------------------------

Packaging and Containers -- 1.7%

  1,825,000    B      AEP Industries Inc., Sr. Sub. Notes,
                        9.875% due 11/15/07+                           1,879,750
  2,000,000    B+     Container Corp. of America, Sr. Notes,
                        11.250% due 5/1/04                             2,185,000
  3,175,000    B-     Gaylord Container Corp., Sr. Sub.
                        Debentures, 12.750% due 5/15/05                3,405,188
  4,250,000    B      Huntsman Packaging Corp., Sr. Sub. Notes,
                        9.125% due 10/1/07+                            4,388,125
  5,125,000#   B      Impress Metal Packaging, Sr. Sub. Notes,
                        9.650% due 5/29/07                             3,001,578
--------------------------------------------------------------------------------
                                                                      14,859,641
--------------------------------------------------------------------------------

Paper/Forest Products/Printing -- 5.2%

  2,927,000    NR     American Pad & Paper Co., Sr. Sub. Notes,
                        13.000% due 11/15/05                           3,420,931
  7,175,000    B+     Asia Pulp & Paper II Maritus Ltd., Sr.
                        Sub. Notes, 12.000% due 12/29/49               6,349,875
  3,400,000    B      Goss Graphic Systems, Sr. Sub. Notes,
                        12.000% due 10/15/06                           3,854,750
 14,875,000    BB     Indah Kiat International Finance Co.,
                        Secured Notes, 11.875% due 6/15/02            14,205,625
 10,075,000    B+     SD Warren Corp., Sr. Sub. Notes, 12.000%
                        due 12/15/04                                  11,258,813
  6,415,000    BB     Tjiwi Kimia Industries, Sr. Guaranteed
                        Notes, 13.250% due 8/1/01                      6,158,400
--------------------------------------------------------------------------------
                                                                      45,248,394
--------------------------------------------------------------------------------

Personal Care Products/Cosmetics -- 0.2%

  2,000,000    B-     Revlon Worldwide Corp., Sr. Discounts
                        Notes, zero coupon bond to yield
                        12.280% due 3/15/01                            1,380,000
--------------------------------------------------------------------------------

Pollution Control/Waste Removal -- 0.5%

  3,925,000    B+     Allied Waste North America, Sr. Sub.
                        Notes, 10.250% due 12/1/06                     4,297,875
--------------------------------------------------------------------------------

Publishing -- 1.3%

 14,575,000#   NR     ITT Promedia, Sr. Sub. Notes, 9.125% due
                        9/15/07                                        8,541,463
  2,850,000    NR     ITT Publimedia BV, Sr. Sub. Notes, 9.375%
                        due 9/15/07                                    3,006,750
--------------------------------------------------------------------------------
                                                                      11,548,213
--------------------------------------------------------------------------------

Real Estate Development/ REITS -- 1.0%

  2,000,000    BB-    Trizec Finance, Sr. Notes, 10.875% due
                        10/15/05                                       2,257,500
  5,600,000    BB     Trizec Hahn Corp., Sr. Notes, 10.000% due
                        12/1/01                                        6,104,000
--------------------------------------------------------------------------------
                                                                       8,361,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 December 31, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING                   SECURITY                         VALUE
================================================================================

Retail -- 0.2%

$ 1,400,000    NR     American Builders & Contractors, Sr. Sub.
                        Notes, 10.625% due 5/15/07                   $ 1,457,750
--------------------------------------------------------------------------------

Telecommunications -- 22.9%

 16,600,000    B3*    Clearnet Communications, Inc., Sr.
                        Discount Notes, step bond to yield
                        13.906% due 12/15/05                          13,197,000
  1,400,000    NR     Colt Telecommunications, Sr. Notes,
                        10.125% due 11/30/07                           2,326,614
  8,000,000    NR     Colt Telecommunications, Units, step bond
                        to yield 11.615% due 12/15/06+                 6,260,000
 11,275,000    NR     Esprit Telecom Group, Sr. Notes, 11.500%
                        due 12/15/07                                   8,241,597
  6,450,000    B+     Fonorola Inc., Sr. Secured Notes, 12.500%
                        due 8/15/02                                    7,175,625
  3,027,000    B      Globalstar L.P., Sr. Sub. Notes, 11.375%
                        due 2/15/04                                    3,057,270
  3,950,000    B      Hermes Europe Railtel Intelcom, Sr.
                        Notes, 11.500% due 8/15/07+                    4,384,500
  3,500,000    NR     Intelcom Group Inc., Sr. Discount Notes,
                        step bond to yield 12.055% due 5/1/06          2,625,000
 10,225,000    B-     Intermedia Communications of Florida, Sr.
                        Discount Unsecured Notes, step bond to
                        yield 11.961% due 5/15/06                      8,077,750
                      Iridium LLC/Capital Corp., Sr. Notes:
  6,725,000    B-       13.000% due 7/15/05                            7,086,467
  6,850,000    B-       14.000% due 7/15/05                            7,517,875
  2,050,000    B      Knology Holdings Inc., Units, step bond
                        to yield 11.875% due 10/15/07+                 1,127,500
  9,450,000    NR     McLeod Inc., Sr. Discount Debentures,
                        step bond to yield 10.704% due 3/1/07          6,874,874
                      Metronet Communications, Sr. Notes:
 10,225,000    NR       12.000% due 8/15/07+                          11,809,874
  2,000,000    NR       Step bond to yield 10.750% due 11/1/07+        1,225,000
  8,925,000    B-     Millicom International Cellular S.A., Sr.
                        Discount Notes, step bond to yield
                        13.500% due 6/1/06                             6,626,812
                      Nextel Communications, Inc., Sr. Discount
                        Notes:
 20,125,000    CCC-     Step bond to yield 11.559% due 8/15/04        17,911,250
  4,850,000    CCC      Step bond to yield 10.650% due 9/15/07+        3,073,688
 14,950,000    CCC      Step bond to yield 9.750% due 10/31/07+        9,119,500
  9,375,000    NR     Nextlink Communications, Sr. Notes,
                        12.500% due 4/15/06                           10,722,655
  8,850,000    NR     Pagemart Inc., Sr. Discount Notes, step
                        bond to yield 11.334% due 11/1/03              8,319,000
  5,500,000    NR     Pagemart Nationwide, Inc., Sr. Discount
                        Notes, step bond to yield 13.344% due
                        2/1/05                                         4,922,500
  7,600,000    B-     Primus Telecomm Group, 11.750% due 8/1/04        8,132,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 December 31, 1997
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING                   SECURITY                         VALUE
================================================================================

Telecommunications -- 22.9% (continued)

                      Qwest Communications:
$10,825,000    B2*      Sr. Discount Notes, step bond to yield
                          9.378% due 10/15/07+                       $ 7,361,000
  3,625,000    NR       Sr. Notes, 10.875% due 4/1/07                  4,096,250
                      RCN Corp.:
  4,000,000    B3*      Sr. Notes, 10.000% due 10/15/07+               4,130,000
  9,025,000    B3*      Sr. Discount Notes, step bond to yield
                          11.140% due 10/15/07+                        5,685,750
  6,975,000    NR     RSL Communications Ltd. Units, 12.250%
                        due 11/15/06                                   7,620,188
                      Telesystems Communications, Sr. Discount
                        Debentures:
 12,475,000    B-       Step bond to yield 12.851% due 6/30/07+        7,828,063
  3,450,000    B-       Step bond to yield 10.413% due 11/1/07+        1,914,750
--------------------------------------------------------------------------------
                                                                     198,450,352
--------------------------------------------------------------------------------

Textiles -- 0.6%

  5,275,000    BB     Pt. Polysindo Eka Perkasa, Sr. Secured
                        Notes, 13.000% due 6/15/01                     4,747,500
--------------------------------------------------------------------------------

Transportation -- 1.5%

  8,000,000    BB     GS Superhighway Holdings, Sr. Notes,
                        10.250% due 8/15/07                            6,920,000
  5,700,000    BB-    Sea Containers Limited, Sr. Sub.
                        Debentures, 12.500% due 12/1/04                6,469,500
--------------------------------------------------------------------------------
                                                                      13,389,000
--------------------------------------------------------------------------------

                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $768,715,581)                         800,074,020
================================================================================
    SHARES                             SECURITY                         VALUE
================================================================================

PREFERRED STOCK -- 5.5%
================================================================================

Banks/Savings and Loans -- 0.3%

    108,000           California Federal, Series A,
                        Exchangeable 9.125%                            2,889,000
--------------------------------------------------------------------------------

Broadcasting-TV, Cable and Radio -- 4.6%

     33,800           Time Warner Inc., Series K, Exchangeable
                        10.250%                                       38,025,560
     61,200           Viasystems Inc.                                  1,277,550
--------------------------------------------------------------------------------
                                                                      39,303,110
--------------------------------------------------------------------------------

Telecommunications -- 0.6%

      4,351           IXC Communications Corp., Exchangeable
                        12.500%                                        5,047,349
      1,611           Primedia Inc., Series B, Exchangeable
                        11.625%                                          172,027
--------------------------------------------------------------------------------
                                                                       5,219,376
--------------------------------------------------------------------------------

                      TOTAL PREFERRED STOCK
                      (Cost-- $44,677,183)                            47,411,486
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 December 31, 1997
--------------------------------------------------------------------------------

    SHARES                             SECURITY                         VALUE
================================================================================

CONVERTIBLE PREFERRED STOCK -- 1.1%
--------------------------------------------------------------------------------

Automobiles/Trucking -- 1.1%

    164,400           Navistar International, Series G,
                        Convertible $6.00 (Cost-- $8,828,280)        $ 9,822,900
================================================================================
COMMON STOCK -- 0.1%
================================================================================

Telecommunications -- 0.1%

     21,302           Nextel Communications, Inc. ++                     498,467
     20,125           Pagemart Nationwide Inc.                           150,938
--------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost-- $343,738)                                  649,405
================================================================================
    SHARES                             SECURITY                         VALUE
================================================================================
WARRANTS -- 0.3%
================================================================================

Broadcasting/TV, Cable and Radio -- 0.0%

      9,225           Australis Holdings Ltd., Expire
                        10/30/01++                                             0
      5,700           Wireless One, Inc., Expire 10/15/03++                1,425
--------------------------------------------------------------------------------
                                                                           1,425
--------------------------------------------------------------------------------

Paper/Forest Products/Printing -- 0.0%

      8,175           SD Warren, Corp., Expire 12/5/06+++                143,880
--------------------------------------------------------------------------------

Telecommunications -- 0.3%

     55,110           Clearnet Communications Inc., Expire
                        9/15/05++                                        330,660
      7,500           Globalstar LP, Expire 2/15/04++                    765,000
      6,725           Iridium LLC Corp, Expire 7/15/05++                 941,500
     11,959           Nextel Communications, Inc., Expire
                        12/15/98++                                           120
      6,575           Nextel Communications, Inc., Expire
                        4/25/99++                                             66
     43,470           Pagemart Inc., Expire 12/31/03+++                  260,820
      7,600           Primus Telecomm Group, Expire 8/1/04++              76,000
      6,975           RSL Communications Ltd., Expire 11/15/06++          69,750
     12,200           United International Holdings Australia
                        Inc., Expire 5/15/06++                           146,400
--------------------------------------------------------------------------------
                                                                       2,590,316
--------------------------------------------------------------------------------

                      TOTAL WARRANTS
                      (Cost-- $1,581,194)                              2,735,621
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 December 31, 1997
--------------------------------------------------------------------------------

     FACE
    AMOUNT                             SECURITY                         VALUE
================================================================================

REPURCHASE AGREEMENT-- 0.5%

$ 4,518,000           Goldman, Sachs & Co., 6.350% due 1/2/98;
                        Proceeds at maturity -- $4,519,594;
                        (Fully collateralized by U.S. Treasury
                        Notes, 5.875% due 9/30/02; Market value
                        -- $4,610,350 (Cost -- $4,518,000)           $ 4,518,000
================================================================================

                      TOTAL INVESTMENTS -- 100%
                      (Cost-- $828,663,976**)                       $865,211,432
================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++ Restricted security (Note 9).
#  Represents local currency.
++ Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 13 for definition of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Definition of Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's") except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative an with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's  -- Numerical modifiers 1,2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa      -- Bonds rated "Baa" are considered to be medium grade obligations;
            that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba       -- Bonds that are rated "Ba" are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa      -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                December 31, 1997
--------------------------------------------------------------------------------
ASSETS:

  Investments, at value (Cost-- $828,663,976)                     $ 865,211,432
  Cash                                                                       88
  Receivable for open forward foreign currency contracts (Note 8)       186,918
  Dividend and interest receivable                                   15,736,735
--------------------------------------------------------------------------------
  Total Assets                                                      881,135,173
--------------------------------------------------------------------------------

LIABILITIES:
  Dividends payable                                                   2,682,567
  Payable for open forward foreign currency contracts (Note 8)        1,445,441
  Management fees payable                                               856,632
  Accrued expenses                                                      395,280
--------------------------------------------------------------------------------
  Total Liabilities                                                   5,379,920
--------------------------------------------------------------------------------
Total Net Assets                                                   $875,755,253
================================================================================

NET ASSETS:
  Par value of capital shares                                     $      71,535
  Capital paid in excess of par value                               892,266,140
  Undistributed net investment income                                   101,520
  Accumulated net realized loss on security
    transactions, futures contracts and options                     (51,967,199)
  Net unrealized appreciation of investments and
    foreign currencies                                               35,283,257
--------------------------------------------------------------------------------

Total Net Assets
  (Equivalent to $12.24 a share on 71,535,122 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)     $875,755,253
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 1997

INVESTMENT INCOME:
  Interest                                                         $ 20,721,724
  Dividends                                                           2,075,845
--------------------------------------------------------------------------------
  Total Investment Income                                            22,797,569
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            2,551,922
  Shareholder communication fees                                         76,419
  Shareholder and system servicing fees                                   9,578
  Audit and legal                                                         7,668
  Custody fees                                                            7,614
  Pricing fees                                                            5,783
  Directors' fees                                                         2,269
  Other                                                                   5,156
--------------------------------------------------------------------------------
  Total Expenses                                                      2,666,409
--------------------------------------------------------------------------------
Net Investment Income                                                20,131,160
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCIES
(NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)          11,835,665
    Futures contracts                                                  (462,223)
    Options purchased                                                  (648,905)
    Foreign currency transactions                                       121,043
--------------------------------------------------------------------------------
  Net Realized Gain                                                  10,845,580
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Foreign Currencies:
    Beginning of period                                              56,962,467
    End of period                                                    35,283,257
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                           (21,679,210)
--------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts, Options
  and Foreign Currencies                                            (10,833,630)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 9,297,530
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 1997 (unaudited) and the Year Ended September 30, 1997

                                                         December 31    September 30
====================================================================================
OPERATIONS:
  Net investment income                                $  20,131,160   $  80,776,721
  Net realized gain                                       10,845,580       7,070,567
  Increase (decrease) in net unrealized appreciation     (21,679,210)     40,292,499
------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                   9,297,530     128,139,787
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (22,537,258)    (78,232,239)
------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                        (22,537,258)    (78,232,239)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net asset value of shares issued
    for reinvestment of dividends                          6,306,364      14,041,863
------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                6,306,364      14,041,863
------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         (6,933,364)     63,949,411

NET ASSETS:
  Beginning of period                                    882,688,617     818,739,206
------------------------------------------------------------------------------------
  End of period*                                        $875,755,253    $882,688,617
====================================================================================
* Includes undistributed net investment income of:          $101,520      $2,386,575
====================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

      Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays MMC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

      3. INVESTMENTS

      During the three months ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $187,124,392
--------------------------------------------------------------------------------
Sales                                                               170,348,287
================================================================================

      At December 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 52,138,798
Gross unrealized depreciation                                       (15,591,342)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 36,547,456
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

      4. CAPITAL LOSS CARRYFORWARD

      At September 30, 1997, the Fund had, for Federal tax purposes, approximately $62,721,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                                   2003                 2004
================================================================================
Carryforward Amounts                            $24,603,000          $38,118,000
================================================================================

      5. FUTURES CONTRACTS

      Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At December 31, 1997, the Fund had no open futures contracts.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

      6. OPTIONS CONTRACTS

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At December 31, 1997, the Fund had no open purchased call or put option contracts.

      When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the three months ended December 31, 1997, the Fund had not written any call or put options.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

      7. REPURCHASE AGREEMENTS

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      8. FORWARD FOREIGN CURRENCY CONTRACTS

      At December 31, 1997, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                                      Local     Market     Settlement   Unrealized
Foreign Currency                    Currency     Value        Date      Gain (Loss)
===================================================================================
To Sell:
British Pound                    $ 3,723,988  $2,279,080    5/26/98     $(1,445,441)
German Deutschemark               15,654,285   8,710,258     1/8/98          75,399
German Deutschemark                5,922,532   3,305,340     3/2/98          50,584
German Deutschemark                7,374,999   4,119,904    3/18/98          60,935
-----------------------------------------------------------------------------------
Total Unrealized Loss on Forward
  Foreign Currency Contracts                                            $(1,258,523)
===================================================================================

      9. RESTRICTED SECURITIES

      One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

                                               12/31/97   Value   Percentage
                                 Acquisition     Fair      Per      of Net
Security                Shares      Date         Value     Unit      Assets      Cost
=======================================================================================
                                          >
Nextel Communications,
  Inc. Common Stock     21,302     9/11/97     $498,467   $23.40     0.06%     $343,738
=======================================================================================

      10. CAPITAL SHARES

      During the year ended December 31, 1997, capital stock transactions were as follows:

                                                  Shares            Amount
================================================================================
Shares issued on reinvestment                     514,500         $6,306,364
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                  1997(1)        1997        1996        1995    1994(2)(3)
===========================================================================================
Net Asset Value,
  Beginning of Period             $12.43        $11.72      $11.48      $11.20      $12.50
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income             0.29          1.15        1.14        1.14        1.01*
  Net realized and unrealized
    gain (loss)                    (0.16)         0.68        0.22        0.28       (1.30)
-------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                        0.13          1.83        1.36        1.42       (0.29)
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.32)        (1.12)      (1.12)      (1.12)      (1.01)
  Capital                             --            --          --       (0.02)         --
-------------------------------------------------------------------------------------------
Total Distributions                (0.32)        (1.12)      (1.12)      (1.14)      (1.01)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period    $12.24        $12.43      $11.72      $11.48      $11.20
-------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value             3.65%++      18.18%      21.07%       9.90%      (7.33)%++
-------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value          1.04%++      16.48%      12.86%      13.99%      (2.31)%++
-------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)          $876          $883        $819        $802        $783
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                          1.20%+        1.21%       1.21%       1.20%       1.15%+*
  Net investment income             9.12+         9.63        9.85       10.02        9.09+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate               20%           87%         73%         59%         69%
-------------------------------------------------------------------------------------------
Market Value, End of Period      $12.500       $12.438     $11.500     $10.500     $10.625
===========================================================================================

(1) For the three months ended December 31, 1997 (unaudited).
(2) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.
(3) Based on the weighted average shares outstanding for the period.
* The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                         Income      Dividend
                            NYSE        Net Asset       Dividend   Reinvestment
                       Closing Price*     Value           Paid         Price
================================================================================
1996
  January 23               $11.00        $11.68          $0.0930     $11.339
  February 20               11.13         11.85           0.0930      11.242
  March 26                  11.13         11.62           0.0930      11.135
  April 23                  11.00         11.56           0.0930      11.010
  May 28                    10.81         11.62           0.0930      10.880
  June 25                   10.69         11.48           0.0930      11.020
  July 23                   11.13         11.44           0.0930      11.270
  August 27                 11.25         11.47           0.0930      11.300
  September 24              11.13         11.61           0.0930      11.430
  October 22                11.38         11.65           0.0930      11.375
  November 25               11.25         11.77           0.0930      11.375
  December 23               11.38         11.84           0.0930      11.490
1997
  January 28                11.75         11.94           0.0930      11.872
  February 25               11.75         12.09           0.0930      11.895
  March 24                  11.75         11.81           0.0930      11.710
  April 22                  11.75         11.67           0.0930      11.670
  May 27                    11.88         11.92           0.0930      11.920
  June 24                   12.06         12.13           0.0930      12.120
  July 22                   12.31         12.17           0.0930      12.170
  August 26                 12.25         12.24           0.0930      12.240
  September 23              12.38         12.38           0.0930      12.380
  October 28                11.69         12.30           0.0930      12.200
  November 24               12.31         12.23           0.0930      12.230
  December 22               12.44         12.26           0.0930      12.260
  December 31               12.50         12.24           0.0375      12.240
================================================================================

* In December 1995, the valuation date, which is the date that determines the dividend reinvestment price, was changed from payable date to record date.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share on the date of valuation, Plan participants will be issued shares of Common Stock at a price equal to the greater of (1) the net asset value per share most recently determined (as described under "Net Asset Value" in the Statement of Additional Information) or (2) 95% of the market price.

      If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Portfolio issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution,

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)(continued)
--------------------------------------------------------------------------------

but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of each Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

    HIGH INCOME
---------------------
Opportunity Fund Inc.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus


OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
Mutual Management Corp.

CUSTODIAN
PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is intended only for the
shareholders of the High Income
Opportunity Fund Inc. It is not a
Prospectus, circular or representation
intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

            HIO
---------------------------
           Listed                              High Income Opportunity Fund Inc.
---------------------------                    388 Greenwich Street
            NYSE                               New York, New York 10013
THE NEW YORK STOCK EXCHANGE
                                               FD0850 2/98